                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6471

                Van Kampen Trust For Investment Grade Municipals

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               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas New York, New York 10020

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               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas New York, New York 10020

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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/05

Item 1. Report to Shareholders

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
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Performance Summary as of 10/31/05

TRUST FOR INVESTMENT GRADE MUNICIPALS
SYMBOL: VGM
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (1/24/92)         8.11%         7.00%

10-year                           7.38          6.43

5-year                            8.21          9.07

1-year                            3.06          1.31
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005

Van Kampen Trust for Investment Grade Municipals is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

During the 12-month period ended October 31, 2005, the economy grew at a good pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through a "measured pace" of 25 basis point increments, the Fed brought the rate to 3.75 percent at the end of the reporting period. While the yields of short- and intermediate-term bonds moved upward in concert with the Fed's actions, the yields of long-term bonds ended the period virtually unchanged. As a result, the yield curve (which charts the difference between short-term and long-term rates) flattened.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, BBB rated and non-rated bonds significantly outperformed high grade debt, and credit spreads tightened markedly. Strong and steady flows of new cash into high yield municipal funds added to the demand for lower rated issues.

Sectors with a preponderance of lower rated credits performed with particular strength. Tobacco revenue bonds were by far the best performing sector, supported by overall spread tightening as well as by increasing investor confidence regarding the extent of tobacco companies' future litigation risk. Health care bonds (hospitals and long-term care facilities) also fared well, boosted by strong investor demand.

Municipal bond issuance remained robust in 2005, with $336 billion of debt brought to market in the first 10 months of the year, a pace on track to beat the record issuance of 2003. Refunding activity represented a good portion of this activity, as issuers sought to refinance higher cost debt at lower prevailing interest rates. Bonds backed by insurance dominated issuance and increased their market penetration to nearly 60 percent.

(1)Team members may change without notice from time to time.
 2

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005

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      BASED ON     BASED ON     LEHMAN BROTHERS MUNICIPAL
        NAV      MARKET PRICE          BOND INDEX

       3.06%        1.31%                 2.54%
---------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Throughout the period, we followed our long-standing practice of trading between liquid, high quality securities which our analysis identified as compelling total return opportunities. Our strategy involves buying these bonds when we believe they are attractively valued, and selling them when they reach our return targets. We then invest the proceeds into bonds with greater potential for future total return.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive, thereby tempering its benefits.

We positioned the portfolio to reflect our belief that the yield curve would continue to flatten, with short-term yields rising more rapidly than long-term yields. Accordingly, we sold short- and intermediate-term bonds, including bonds that had been prerefunded over time. We purchased bonds with maturities of 25 years and longer, favoring bonds with premium (above-market) coupons and, when possible, defensive interest rate characteristics. As the yield curve flattened, the trust was advantageously positioned during the period. We also adopted a more defensive duration stance as the period progressed. (Duration is a measure of interest rate sensitivity.)

At of the end of the reporting period, securities rated AA or better represented approximately 82 percent of the portfolio. That said, we actively sought opportunities to increase the trust's yield, while adhering to our exacting criteria. This shift to higher-yielding securities enhanced performance. We pared exposure to AAA rated issues and increased the trust's exposure to BBB rated bonds to approximately 8 percent of the portfolio assets. Tobacco revenue bonds were represented in our higher-yielding purchases. Here, we initiated a position only after our thorough research suggested manageable litigation risk.

Consistent with our long-standing practice, the trust was well diversified among the major sectors of the municipal market, with an emphasis on essential services. The largest sectors at the end of the period were general purpose, hospitals and public education. As mentioned previously, we established a position in tobacco revenue bonds. We also increased the trust's exposure to hospital bonds.

In October, Van Kampen Municipal Income Trust was reorganized into Van Kampen Trust for Investment Grade Municipals. We believe the larger asset base should provide greater flexibility in structuring the trust and in purchasing larger blocks of securities which offer particularly compelling opportunities.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Trust in the future.

CHANGES IN INVESTMENT POLICIES

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Trust recently approved a change in its investment policies to allow the Trust to invest up to 15% of its net assets in "inverse floating rate obligations." Floating rate obligations bear rates of interest that are adjusted periodically to reflect changes in market rates of interest. Inverse floating rate obligations have rates that vary inversely with changes in market rates of interest. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

RATINGS ALLOCATION AS OF 10/31/05
AAA/Aaa                                                          77.0%
AA/Aa                                                             4.7
A/A                                                               8.9
BBB/Baa                                                           7.7
BB/Ba                                                             0.4
B/B                                                               0.2
NR                                                                1.1

TOP 5 SECTORS AS OF 10/31/05
General Purpose                                                  15.1%
Hospital                                                         12.2
Public Education                                                  9.0
Public Building                                                   7.7
Wholesale                                                         7.4

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/05
California                                                       15.9%
New York                                                         13.0
Texas                                                             8.5
Illinois                                                          6.5
Florida                                                           5.5
New Jersey                                                        5.2
Washington                                                        4.0
Pennsylvania                                                      3.7
Michigan                                                          3.4
North Carolina                                                    3.2
Georgia                                                           3.0
Colorado                                                          2.6
South Carolina                                                    2.6
Indiana                                                           2.3
Nevada                                                            1.9
Oregon                                                            1.3
Louisiana                                                         1.2
Arizona                                                           1.2
Minnesota                                                         1.2
Massachusetts                                                     1.2
Ohio                                                              1.1
Oklahoma                                                          0.8
Alaska                                                            0.8
Puerto Rico                                                       0.7
Alabama                                                           0.7
Maryland                                                          0.7
Connecticut                                                       0.7
Virginia                                                          0.7
Kentucky                                                          0.7
Missouri                                                          0.7
Nebraska                                                          0.6
District of Columbia                                              0.6
Tennessee                                                         0.6
Guam                                                              0.5

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/05
                                       (continued from previous page)
Wisconsin                                                         0.5
South Dakota                                                      0.4
Kansas                                                            0.3
West Virginia                                                     0.3
Iowa                                                              0.3
Vermont                                                           0.2
New Hampshire                                                     0.2
Mississippi                                                       0.1
Arkansas                                                          0.1
New Mexico                                                        0.1
Utah                                                              0.1
North Dakota                                                      0.1
                                                                -----
Total Investments                                               100.0%
                                                                =====

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective November 1, 2004 and materials it had received in approving a reorganization of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  155.3%
          ALABAMA  1.1%
$3,660    Alabama St Brd Ed Rev & Impt Southn Univ
          St Cmnty Rfdg (MBIA Insd) (a).............         5.250%  07/01/20   $    3,921,214
   750    Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A.................................         5.875   11/15/24          793,762
 2,250    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser
          A.........................................         5.250   01/01/23        2,354,715
 1,000    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser
          A.........................................         5.000   01/01/24        1,022,810
                                                                                --------------
                                                                                     8,092,501
                                                                                --------------
          ALASKA  1.2%
 2,000    Alaska St Hsg Fin Corp Gen Hsg Ser A (FGIC
          Insd).....................................         5.000   12/01/30        2,046,100
 1,250    Alaska St Hsg Fin Corp Gen Hsg Ser A (FGIC
          Insd).....................................         5.250   12/01/34        1,313,037
 3,650    Alaska St Intl Arpt Rev Ser B (AMBAC
          Insd).....................................         5.250   10/01/27        3,829,835
 1,575    Matanuska-Susitna Boro, AK Ctf Partn Pub
          Safety Bldg Lease (FSA Insd)..............         5.750   03/01/16        1,706,701
                                                                                --------------
                                                                                     8,895,673
                                                                                --------------
          ARIZONA  1.9%
 1,000    Arizona Hlth Fac Auth Hosp Sys Rev John C
          Lincoln Hlth Network......................         6.375   12/01/37        1,089,100
 4,225    Arizona Tourism & Sports Auth Multipurpose
          Stad Fac Ser A (MBIA Insd)................         5.375   07/01/23        4,584,759
 2,050    Glendale, AZ Indl Dev Auth Rfdg...........         5.000   12/01/35        2,021,648
 2,800    Phoenix, AZ Civic Impt Corp Arpt Rev Jr
          Lien (AMT) (FGIC Insd)....................         5.375   07/01/29        2,831,248
 3,250    University of Arizona Med Ctr Corp (d)....         5.000   07/01/35        3,225,430
                                                                                --------------
                                                                                    13,752,185
                                                                                --------------
          ARKANSAS  0.2%
 1,395    Washington Cnty, AR Hosp Rev Regl Med Ctr
          Ser B Rfdg................................         5.000   02/01/30        1,367,044
                                                                                --------------

          CALIFORNIA  25.0%
 1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub
          Impt Proj Ser C (FSA Insd)................         6.000   09/01/16        1,503,866
11,235    Anaheim, CA Pub Fin Auth Rev Elec Sys Dist
          Fac Ser A (FSA Insd)......................         5.000   10/01/31       11,508,235
 1,500    California Cnty, CA Tob Securitization Agy
          Merced Cnty Ser A Rfdg....................         5.125   06/01/38        1,449,255
 1,660    California Cnty, CA Tob Securitization Agy
          Tob Sonoma Cnty Corp Rfdg.................         5.000   06/01/26        1,639,964
 1,000    California Cnty, CA Tob Securitization Agy
          Tob Sonoma Cnty Corp Rfdg.................         5.250   06/01/45          968,410
 8,100    California Ed Fac Auth Rev Pepperdine Univ
          Ser A Rfdg (FGIC Insd)....................         5.000   09/01/33        8,328,258

 12                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$10,380   California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Ctr Rfdg........................         5.000%  11/15/34   $   10,463,767
 1,500    California Pollutn Ctl Fin Auth Solid
          Waste Disp Rev Waste Mgmt Inc Proj Ser B
          (AMT).....................................         5.000   07/01/27        1,478,430
 2,500    California St (AMBAC Insd)................         5.000   04/01/21        2,612,250
 7,500    California St (AMBAC Insd)................         5.125   10/01/27        7,784,325
 5,000    California St.............................         5.000   02/01/33        5,068,800
13,000    California St (AMBAC Insd)................         5.000   03/01/34       13,395,070
 1,000    California St Dept Wtr Res Ctr Vly Proj
          Rev Wtr Sys Ser X (FGIC Insd).............         5.000   12/01/29        1,030,310
 1,320    California St Dept Wtr Res Pwr Ser A (MBIA
          Insd).....................................         5.125   05/01/19        1,393,075
 2,000    California St Dept Wtr Res Pwr Ser A......         6.000   05/01/15        2,264,260
 1,000    California St Dept Wtr Res Pwr Ser A
          (AMBAC Insd)..............................         5.500   05/01/16        1,105,900
 6,500    California St Dept Wtr Res Pwr Ser A
          (Prerefunded @ 05/01/12) (AMBAC Insd).....         5.375   05/01/18        7,022,860
 1,000    California St Pub Wks Brd UCLA Replacement
          Hosp Ser A (FSA Insd).....................         5.375   10/01/20        1,069,550
 5,000    California St Univ Rev & Co Systemwide Ser
          A (AMBAC Insd)............................         5.000   11/01/33        5,129,100
 1,350    California Statewide Cmnty Dev Auth Rev
          Daughters of Charity Hlth Ser A...........         5.000   07/01/39        1,326,591
 3,000    California Statewide Cmnty Dev Auth Rev
          Hlth
          Fac Adventist Hlth Ser A..................         5.000   03/01/30        3,003,120
 1,000    California Statewide Cmnty Dev Auth Rev
          Hlth Fac Adventist Hlth Ser A.............         5.000   03/01/35        1,000,080
 3,360    California Statewide Cmnty Dev Auth Rev
          Hlth Fac Sutter Hlth Ser A................         5.000   11/15/43        3,359,933
 3,500    Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (Escrowed to Maturity) (MBIA
          Insd).....................................          *      09/01/17        1,659,280
 2,000    El Dorado, CA Irr Dist Ctf Ser A (FGIC
          Insd).....................................         5.000   03/01/21        2,075,040
 2,000    Florin, CA Res Consv Dist Cap Impt Elk
          Grove Wtr Svc Ser A (MBIA Insd)...........         5.000   09/01/33        2,054,680
 3,000    Florin, CA Res Consv Dist Cap Impt Elk
          Grove Wtr Svc Ser B (MBIA Insd)...........         5.000   03/01/33        3,078,450
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg (MBIA Insd)...........          *      01/15/17        1,143,640
20,750    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A (Escrowed to
          Maturity).................................          *      01/01/23        9,191,420
 3,000    Fremont, CA Uni Sch Dist Ser A (FGIC
          Insd).....................................         5.000   08/01/25        3,118,710
12,300    Golden St, CA Tob Securitization Corp
          Settlement Rev Ser A......................         5.000   06/01/45       12,341,328
 3,000    Long Beach, CA Bd Fin Auth Rev Redev Hsg &
          Gas Util Fin Ser A-1 (AMBAC Insd).........         5.000   08/01/35        3,061,290

See Notes to Financial Statements                                             13

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$4,000    Los Angeles, CA Dept Wtr & Pwr Ser A (FGIC
          Insd).....................................         5.125%  07/01/40   $    4,101,840
 2,000    Los Angeles, CA Wtr & Pwr Rev Pwr Sys Ser
          B (FSA Insd)..............................         5.000   07/01/28        2,060,840
 1,500    Metropolitan Wtr Dist Southn CA Wtrwks Rev
          Auth Ser B 1 (FGIC Insd)..................         5.000   10/01/33        1,544,895
 4,020    Oakland, CA Uni Sch Dist (FGIC Insd)
          (a).......................................         5.250   08/01/18        4,340,354
 3,500    Palm Springs, CA Fin Auth Lease Rev
          Convention Ctr Proj Ser A (MBIA Insd).....         5.500   11/01/35        3,826,795
 3,000    Port Oakland, CA Ser M (FGIC Insd)........         5.250   11/01/18        3,242,760
 2,500    Sacramento Cnty, CA San Dist Fin Auth Rev
          Ser A (AMBAC Insd)........................         5.000   12/01/35        2,581,900
 6,000    Sacramento, CA Muni Util Dist Ser R (MBIA
          Insd).....................................         5.000   08/15/33        6,177,000
 2,000    Salinas, CA Uni High Sch Dist Ser A (MBIA
          Insd).....................................         5.000   06/01/27        2,066,820
 3,000    San Francisco, CA City & Cnty Pub Util Com
          Wtr Rev Ser A (MBIA Insd).................         5.000   11/01/32        3,074,190
 3,000    San Francisco, CA City & Cnty Second Ser
          Issue 29 B Rfdg (FGIC Insd)...............         5.125   05/01/20        3,156,270
 6,200    San Jose, CA Fin Auth Lease Rev Civic Ctr
          Proj Ser B (AMBAC Insd)...................         5.000   06/01/32        6,329,022
 1,500    San Marcos, CA Pub Fac Auth Tax Alloc Rev
          Proj Areas No 2 & 3 Fin Proj Ser C (AMBAC
          Insd).....................................         5.000   08/01/38        1,544,955
 1,000    Santa Clara Cnty, CA Brd Ed Ctf Partn Rfdg
          (MBIA Insd)...............................         5.000   04/01/25        1,030,240
 3,000    Temecula, CA Redev Agy Tax Temecula Redev
          Proj No 1 (MBIA Insd).....................         5.250   08/01/36        3,135,450
 1,600    Turlock, CA Hlth Fac Rev Ctf Partn Emanuel
          Med Ctr Inc...............................         5.375   10/15/34        1,612,736
 2,550    Val Verde, CA Uni Sch Dist & Sch Constr
          Proj Ser B Rfdg (FGIC Insd)...............         5.000   01/01/35        2,614,872
                                                                                --------------
                                                                                   184,070,186
                                                                                --------------
          COLORADO  4.1%
 4,000    Adams & Arapahoe Cntys, CO Sch Dist 28 Ser
          A (FSA Insd)..............................         5.250   12/01/20        4,316,480
 2,000    Aurora, CO Ctf Partn (AMBAC Insd).........         5.500   12/01/30        2,140,860
 3,405    Colorado Ed & Cultural Fac Auth Rev Impt
          Charter Sch Rfdg (XLCA Insd)..............         5.250   12/01/23        3,601,128
 4,650    Colorado Ed & Cultural Fac Auth Rev
          Student Hsg Univ CO Fndtn Proj (AMBAC
          Insd).....................................         5.000   07/01/32        4,759,461
 2,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to
          Maturity).................................         5.500   03/01/32        2,174,120
 3,000    Colorado Hlth Fac Auth Rev Covenant
          Retirement Cmntys Inc.....................         5.000   12/01/35        2,926,920

 14                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$1,125    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth............................         6.500%  11/15/31   $    1,299,769
    36    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser B1 (AMT)..............................         7.650   11/01/26           36,946
 3,000    Colorado Springs, CO Util Rev Sys Sub Lien
          Impt Ser A Rfdg...........................         5.000   11/15/29        3,063,390
 2,650    Colorado Springs, CO Util Rev Sys Sub Lien
          Impt Ser B................................         5.000   11/15/30        2,715,481
 1,000    El Paso Cnty, CO Ctf Partn Detention Fac
          Proj Ser B (AMBAC Insd)...................         5.375   12/01/18        1,086,300
 1,805    Lakewood, CO Ctf Partn (AMBAC Insd) (a)...         5.300   12/01/16        1,935,321
                                                                                --------------
                                                                                    30,056,176
                                                                                --------------
          CONNECTICUT  1.1%
 2,750    Bridgeport, CT Ser A Rfdg (FGIC Insd).....         5.375   08/15/14        2,996,730
 3,580    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (AMT) (ACA Insd)..........         6.600   07/01/24        3,883,226
 1,000    Hartford, CT Pkg Sys Rev Ser A
          (Prerefunded @ 07/01/10)..................         6.500   07/01/25        1,121,440
                                                                                --------------
                                                                                     8,001,396
                                                                                --------------
          DISTRICT OF COLUMBIA  1.0%
 2,775    District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (Escrowed to Maturity)
          (MBIA Insd)...............................         5.250   08/15/12        2,876,926
 2,000    District of Columbia Rev Friendship Pub
          Charter Sch Inc (ACA Insd)................         5.750   06/01/18        2,163,720
     5    District of Columbia Ser E (FSA Insd).....         6.000   06/01/13            5,012
 2,000    Metropolitan Washington DC Arpt Auth Sys
          Ser A (AMT) (FGIC Insd)...................         5.250   10/01/32        2,055,920
                                                                                --------------
                                                                                     7,101,578
                                                                                --------------
          FLORIDA  8.7%
 2,500    Brevard Cnty, FL Sch Brd Ctf Partn Ser B
          Rfdg (FGIC Insd)..........................         5.000   07/01/21        2,611,050
 3,000    Broward Cnty, FL Sch Brd Ctf Partn Ser A
          (FSA Insd)................................         5.000   07/01/29        3,098,520
 4,570    Dade Cnty, FL Spl Oblig Cap Apprec Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC
          Insd).....................................          *      10/01/26        1,372,782
   570    Escambia Cnty, FL Hlth Fac Auth Hlth Fac
          Rev FL Hlthcare Fac Ln (AMBAC Insd).......         5.950   07/01/20          607,158
 1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd).....................................         6.000   07/01/14        1,111,570
 2,500    Florida St Brd of Ed Cap Outlay Pub Ed Ser
          C (Prerefunded @ 06/01/10) (FGIC Insd)....         5.750   06/01/29        2,763,350
 1,700    Florida St Brd of Ed Pub Ed Ser A.........         5.000   06/01/32        1,748,212
 7,295    Florida St Dept Trans Tpk Rev Ser A.......         5.000   07/01/29        7,569,219

See Notes to Financial Statements                                             15

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Ser C Rfdg.................         5.000%  11/15/31   $    1,005,080
 1,250    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Ser D......................         5.000   11/15/35        1,256,837
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Ser D......................         5.375   11/15/35        1,031,560
 1,745    Hillsborough Cnty, FL Port Dist Rev Tampa
          Port Auth Proj Ser A (AMT) (MBIA Insd)....         5.375   06/01/27        1,833,314
 1,000    Marion Cnty, FL Sch Brd Ctf Partn (FSA
          Insd).....................................         5.250   06/01/18        1,071,580
 1,500    Miami Beach, FL Stormwtr Rev (FGIC
          Insd).....................................         5.250   09/01/25        1,593,150
 2,000    Miami-Dade Cnty, FL Aviation Miami Intl
          Arpt (AMT) (FGIC Insd)....................         5.375   10/01/27        2,085,320
 1,720    Miami-Dade Cnty, FL Aviation Miami Intl
          Arpt (AMT) (FGIC Insd)....................         5.375   10/01/32        1,784,620
 2,000    Miami-Dade Cnty, FL Aviation Ser A (AMT)
          (FSA Insd)................................         5.125   10/01/35        2,037,560
 3,000    Miami-Dade Cnty, FL Pub Fac Rev Jackson
          Hlth Sys Ser A (MBIA Insd)................         5.000   06/01/35        3,078,000
 5,000    Miami-Dade Cnty, FL Spl Oblig Cap Apprec &
          Income Sub Ser A (MBIA Insd) (b)..........       0/5.000   10/01/30        3,397,350
 3,000    Orange Cnty, FL Sch Brd Ctf Partn Ser A
          (AMBAC Insd)..............................         5.250   08/01/14        3,257,910
 4,000    Orange Cnty, FL Tourist Dev Tax Rev
          (Prerefunded @ 10/01/09) (AMBAC Insd).....         5.625   10/01/14        4,330,560
 2,000    Orange Cnty, FL Tourist Dev Tax Rev
          (Prerefunded @ 10/01/09) (AMBAC Insd).....         5.500   10/01/31        2,156,160
 1,655    Reedy Creek Impt Dist FL Ser A Rfdg (AMBAC
          Insd).....................................         5.500   06/01/11        1,810,256
 1,210    Saint Lucie Cnty, FL Sch Brd Ctf Ser A
          (FSA Insd) (a)............................         5.500   07/01/14        1,329,076
 1,000    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd) (a).....................         5.500   08/01/17        1,087,600
 1,115    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd) (a).....................         5.500   08/01/19        1,212,674
 1,250    Tampa, FL Hosp Rev Cap Impt H Lee Moffit
          Ser A.....................................         5.750   07/01/19        1,307,625
 2,880    Tampa, FL Occupational License Ser A Rfdg
          (FGIC Insd)...............................         5.375   10/01/15        3,137,990
 2,000    University Cent FL Ctf Partn UCF
          Convocation Corp Ser A (FGIC Insd)........         5.000   10/01/35        2,046,240
 1,000    Village Ctr Cmnty Dev Dist FL Recreational
          Rev Ser A (MBIA Insd).....................         5.125   11/01/36        1,042,360
                                                                                --------------
                                                                                    63,774,683
                                                                                --------------

 16                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          GEORGIA  4.4%
$2,285    Albany Dougherty, GA Inner City Auth Rev
          Albany St Univ Student Hsg A (XLCA
          Insd).....................................         5.000%  07/01/31   $    2,336,732
 2,000    Atlanta, GA Arpt Passenger Fac Charge Rev
          Gen Sub Lien Ser C (FSA Insd).............         5.000   01/01/33        2,052,920
 3,715    Atlanta, GA Wtr & Wastewtr Rev (FSA
          Insd).....................................         5.000   11/01/22        3,883,401
 3,483    Fulton Cnty, GA Lease Rev (Acquired
          12/23/1994, Cost $3,562,390) (e)..........         7.250   06/15/10        3,586,887
 1,500    George L Smith II GA World Congress Cent
          Auth Rev Domed Stadium Proj Rfdg (AMT)
          (MBIA Insd)...............................         5.500   07/01/20        1,598,385
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd).....................................         6.500   01/01/20        3,233,988
 3,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd)...............................         6.250   01/01/17        3,542,040
 5,575    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
          Insd).....................................         6.500   01/01/17        6,563,113
   240    Georgia Muni Elec Auth Pwr Rev Ser Y
          (Escrowed to Maturity) (MBIA Insd)........         6.500   01/01/17          283,908
    85    Georgia Muni Elec Auth Pwr Rev Ser Y
          (Prerefunded @ 01/01/14) (MBIA Insd)......         6.500   01/01/17          100,291
 2,000    Municipal Elec Auth GA Combustion Turbine
          Proj Ser A (MBIA Insd)....................         5.250   11/01/22        2,127,840
   800    Royston, GA Hosp Auth Hosp Rev Ctf
          Hlthcare Sys Inc..........................         6.700   07/01/16          787,840
 2,500    Royston, GA Hosp Auth Hosp Rev Ctf
          Hlthcare Sys Inc..........................         6.500   07/01/27        2,324,600
                                                                                --------------
                                                                                    32,421,945
                                                                                --------------
          ILLINOIS  10.2%
 2,000    Bedford Park, IL Ser A Rfdg (FSA Insd)....         5.250   12/15/20        2,158,460
 2,000    Chicago, IL Brd of Ed (Prerefunded @
          12/01/10) (FGIC Insd).....................         5.500   12/01/31        2,183,960
 2,000    Chicago, IL Brd of Ed Chicago Sch Reform
          (Prerefunded @ 12/01/07) (AMBAC Insd).....         5.750   12/01/20        2,141,980
 4,000    Chicago, IL Brd of Ed Chicago Sch Reform
          Ser A (AMBAC Insd)........................         5.250   12/01/27        4,186,880
 1,500    Chicago, IL Lakefront Millennium Pk Fac
          (MBIA Insd)...............................         5.125   01/01/28        1,539,225
 1,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C-2 Rfdg (AMT) (FSA Insd)......         5.250   01/01/30        1,549,665
 3,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C-2 Rfdg (AMT) (XLCA Insd).....         5.250   01/01/34        3,091,140
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second
          Lien Passenger Fac Ser B (AMBAC Insd).....         5.500   01/01/16        1,081,280
 2,000    Chicago, IL O'Hare Intl Arpt Rev Second
          Lien Passenger Fac Ser B (AMBAC Insd).....         5.500   01/01/17        2,158,080

See Notes to Financial Statements                                             17

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$3,500    Chicago, IL Proj Ser A Rfdg
          (MBIA Insd) (c)...........................         5.000%  01/01/31   $    3,567,620
   375    Chicago, IL Proj Ser C Rfdg (FGIC Insd)...         5.750   01/01/14          412,845
   375    Chicago, IL Proj Ser C Rfdg (FGIC Insd)...         5.750   01/01/15          413,014
   625    Chicago, IL Proj Ser C Rfdg (Prerefunded @
          07/01/10) (FGIC Insd).....................         5.750   01/01/14          691,056
   625    Chicago, IL Proj Ser C Rfdg (Prerefunded @
          07/01/10) (FGIC Insd).....................         5.750   01/01/15          691,056
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Cap
          Apprec Ser A (Escrowed to Maturity) (MBIA
          Insd).....................................          *      01/01/07        4,715,402
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd).......         5.125   01/01/15        1,073,420
 1,000    Cook Cnty, IL Ser A (FGIC Insd)...........         5.500   11/15/31        1,073,330
 3,230    Cook Cnty, IL Ser A Rfdg (MBIA Insd)......         5.625   11/15/16        3,399,801
 3,500    Du Page Cnty, IL Fst Presv Dist...........          *      11/01/10        2,888,585
 2,545    Du Page Cnty, IL Trans Rev (Prerefunded @
          07/01/11) (FSA Insd)......................         5.750   01/01/15        2,821,031
 2,310    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (MBIA Insd).........................         5.500   11/15/13        2,529,196
 2,500    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (MBIA Insd).........................         5.500   11/15/15        2,734,575
 1,475    Illinois Dev Fin Auth Rev Loc Govt Pgm
          Geneva Cmnty 304 Ser B (FSA Insd) (a).....         5.750   01/01/15        1,627,028
 1,145    Illinois Dev Fin Auth Rev Loc Govt Pgm
          Geneva Cmnty 304 Ser B (FSA Insd) (a).....         5.750   01/01/17        1,259,718
 3,285    Illinois Dev Fin Auth Rev Presbyterian
          Home Lake Proj Ser B (FSA Insd)...........         6.300   09/01/22        3,424,908
 2,000    Illinois Ed Fac Auth Rev Lewis Univ.......         6.100   10/01/16        2,033,920
 2,000    Illinois Ed Fac Auth Rev Lewis Univ.......         6.125   10/01/26        2,028,320
 1,330    Illinois Fin Auth Solid Waste Rev Disp
          Waste Mgmt Inc Proj A (AMT)...............         5.050   08/01/29        1,315,742
 1,325    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A....................         5.125   06/01/35        1,318,945
 1,250    Illinois Hlth Fac Auth Rev Evangelical
          Hosp Ser C (FSA Insd).....................         6.750   04/15/17        1,484,987
   700    Illinois Hlth Fac Auth Rev Highland Park
          Hosp Proj Ser A (Prerefunded @ 10/01/07)
          (MBIA Insd)...............................         5.750   10/01/17          746,284
 2,275    Illinois Hlth Fac Auth Rev South Suburban
          Hosp (Escrowed to Maturity)...............         7.000   02/15/18        2,737,007
 1,000    Illinois St (FGIC Insd)...................         5.250   12/01/20        1,021,350
 3,500    Illinois St First Ser (FGIC Insd).........         5.375   11/01/14        3,802,470
 1,900    Kendall, Kane & Will Cntys, IL Cmnty Unit
          Sch Dist No 308 Ser B (FGIC Insd).........         5.250   10/01/21        2,040,543
   250    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd).....................................         5.375   12/15/18          268,062

 18                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$1,250    Sangamon Cnty, IL Ctf Partn...............        10.000%  12/01/06   $    1,336,212
 1,000    Schaumburg, IL Ser B (FGIC Insd)..........         5.000   12/01/41        1,017,120
 1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          (MBIA Insd)...............................          *      04/01/29          306,100
                                                                                --------------
                                                                                    74,870,317
                                                                                --------------
          INDIANA  2.9%
 2,560    East Washington, IN Multi Sch Bldg Corp
          First Mtg (FGIC Insd).....................         5.375   07/15/28        2,728,346
 3,500    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Proj Ser A (AMBAC Insd)...................         5.000   05/01/35        3,585,120
 4,000    Indiana Hlth Fac Fin Auth Rev Deaconess
          Hosp Ser A (AMBAC Insd)...................         5.375   03/01/34        4,220,240
 4,000    Indiana Transn Fin Auth Toll Rd Lease Rev
          Rfdg (AMBAC Insd).........................         5.375   07/01/09        4,135,760
 1,280    North Adams, IN Cmnty Sch Renovation Bldg
          Corp Cap Apprec First Mtg (FSA Insd)
          (a).......................................          *      01/15/19          688,614
 1,500    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
          (AMT).....................................         5.950   12/01/29        1,546,275
 1,605    Richland Beanblossom, IN Sch First Mtg
          (Prerefunded @ 07/15/11) (FGIC Insd)
          (a).......................................         5.500   07/15/12        1,759,449
 2,530    Vigo Cnty, IN Sch Bldg Corp First Mtg Impt
          & Rfdg (FSA Insd).........................         5.250   07/10/24        2,665,178
                                                                                --------------
                                                                                    21,328,982
                                                                                --------------
          IOWA  0.5%
 1,685    Des Moines, IA Pub Pkg Sys Ser A (FGIC
          Insd) (a).................................         5.750   06/01/15        1,836,380
 1,785    Des Moines, IA Pub Pkg Sys Ser A (FGIC
          Insd) (a).................................         5.750   06/01/16        1,945,364
                                                                                --------------
                                                                                     3,781,744
                                                                                --------------
          KANSAS  0.5%
 3,810    Kansas St Dev Fin Auth Rev KS Proj Ser N
          (AMBAC Insd) (a)..........................         5.250   10/01/22        4,034,257
                                                                                --------------

          KENTUCKY  1.0%
 1,000    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (AMT) (MBIA
          Insd).....................................         6.200   03/01/08        1,058,000
 3,690    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (AMT) (MBIA
          Insd) (a).................................         6.250   03/01/09        3,964,979
 2,450    Louisville & Jefferson Cnty, KY Swr Ser A
          (MBIA Insd) (a)...........................         5.500   05/15/16        2,696,102
                                                                                --------------
                                                                                     7,719,081
                                                                                --------------

See Notes to Financial Statements                                             19

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          LOUISIANA  1.9%
$4,395    Ernest N Morial New Orleans, LA Exhib Hall
          Auth Spl Tax Sub Ser A (AMBAC Insd).......         5.250%  07/15/22   $    4,594,225
 1,000    Ernest N Morial New Orleans, LA Exhib Hall
          Auth Spl Tax Sub Ser A (AMBAC Insd).......         5.000   07/15/33        1,007,880
 3,000    Lafayette, LA Util Rev (MBIA Insd)........         5.250   11/01/21        3,182,100
 2,480    Louisiana Hsg Fin Agy Rev Azalea Estates
          Rfdg Ser A (AMT) (GNMA Collateralized)....         5.375   10/20/39        2,538,255
 2,580    Louisiana Loc Govt Environmental Rev
          Southeastn LA Student Hsg A (MBIA Insd)...         5.250   08/01/21        2,742,488
                                                                                --------------
                                                                                    14,064,948
                                                                                --------------
          MARYLAND  1.1%
 2,180    Baltimore, MD Cap Apprec Ser A (FGIC
          Insd).....................................          *      10/15/09        1,725,688
 1,425    Maryland St Hlth & Higher Ed Fac Auth Rev
          Union Hosp Cecil Cnty Issue...............         5.000   07/01/35        1,437,412
 2,250    Maryland St Trans Auth Arpt Baltimore/Wash
          Intl Arpt Ser B (AMT) (AMBAC Insd)........         5.125   03/01/24        2,337,660
 2,350    Northeast, MD Waste Disp Auth Rfdg (AMT)
          (AMBAC Insd)..............................         5.500   04/01/16        2,517,343
                                                                                --------------
                                                                                     8,018,103
                                                                                --------------
          MASSACHUSETTS  1.8%
   500    Massachusetts St Hlth & Ed Fac Auth Rev
          Hlthcare Sys Covenant Hlth................         6.000   07/01/31          530,035
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Partn Hlthcare Sys Ser C..................         5.750   07/01/32        1,088,710
 7,835    Massachusetts St Hlth & Ed Fac Auth Rev
          Univ MA Mem Issue Ser D...................         5.000   07/01/33        7,724,683
 1,000    Massachusetts St Indl Fin Agy Rev
          Wentworth Institute Tech..................         5.650   10/01/18        1,046,720
 2,805    Massachusetts St Port Auth Rev Ser A (MBIA
          Insd).....................................         5.000   07/01/22        2,928,196
                                                                                --------------
                                                                                    13,318,344
                                                                                --------------
          MICHIGAN  5.3%
 3,015    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1......................          *      07/01/17        1,658,340
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (a)..................          *      07/01/18        1,586,945
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (a)..................          *      07/01/19        1,502,155
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (a)..................          *      07/01/22        1,260,230
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (a)..................          *      07/01/23        1,188,982
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (a)..................          *      07/01/24        1,118,283

 20                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$2,965    Detroit, MI Wtr Supply Sys Ser C (MBIA
          Insd) (a).................................         5.250%  07/01/20   $    3,189,213
 3,500    Grand Rapids, MI Downtown Dev Cap Apprec
          (MBIA Insd)...............................          *      06/01/15        2,304,610
 2,765    Grand Rapids, MI Downtown Dev Cap Apprec
          (MBIA Insd)...............................          *      06/01/16        1,728,595
 2,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd).....................................         5.750   01/01/13        2,194,540
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr..................         5.750   05/15/18        1,232,345
 2,000    Kent Hosp Fin Auth MI Rev Metro Hosp Proj
          Ser A.....................................         6.000   07/01/35        2,125,040
 4,000    Michigan St Bldg Auth Rev Fac Prog Ser III
          Rfdg (FSA Insd)...........................         5.000   10/15/26        4,131,480
 2,850    Michigan St Hosp Fin Auth Rev Ascension
          Hlth Cr Ser A (Prerefunded @ 11/15/09)
          (MBIA Insd)...............................         5.750   11/15/18        3,110,348
 2,500    Michigan St Strategic Fd Detroit Edison Co
          Proj Ser A Rfdg (AMT) (XLCA Insd).........         5.500   06/01/30        2,640,850
 2,500    Michigan St Strategic Fd Detroit Edison Co
          Proj Ser C Rfdg (AMT) (XLCA Insd).........         5.450   12/15/32        2,608,700
 2,500    Michigan St Strategic Fd Detroit Edison
          Conv Rfdg (AMBAC Insd)....................         4.850   09/01/30        2,606,150
 1,000    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Ser B Rfdg (AMT)..............         5.650   09/01/29        1,036,500
 1,355    Zeeland, MI Pub Sch Bldg & Site (MBIA
          Insd) (a).................................         5.250   05/01/21        1,464,782
                                                                                --------------
                                                                                    38,688,088
                                                                                --------------
          MINNESOTA  1.8%
 1,175    Maple Grove, MN Hlthcare Fac North Mem
          Hlthcare..................................         5.000   09/01/35        1,179,183
 5,000    Minneapolis & Saint Paul, MN Metro Arpt
          Comm Arpt Rev Ser A (FGIC Insd)...........         5.125   01/01/31        5,129,900
    50    Minnesota Agric & Econ Dev Brd Rev
          Hlthcare Sys A (MBIA Insd)................         5.750   11/15/26           53,051
 2,750    Minnesota Agric & Econ Dev Brd Rev
          Hlthcare Sys A (Prerefunded @ 11/15/07)
          (MBIA Insd)...............................         5.750   11/15/26        2,942,555
 1,100    Saint Paul, MN Hsg & Redev Auth Hosp Rev
          Hltheast Proj.............................         6.000   11/15/30        1,177,451
 1,250    Saint Paul, MN Hsg & Redev Auth Hosp Rev
          Hltheast Proj.............................         6.000   11/15/35        1,335,475
 1,550    Stillwater, MN Hlthcare Rev Hlth Sys Oblig
          Group.....................................         5.000   06/01/35        1,564,152
                                                                                --------------
                                                                                    13,381,767
                                                                                --------------

See Notes to Financial Statements                                             21

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MISSISSIPPI  0.2%
$1,500    Mississippi Hosp Equip & Fac Auth Rev MS
          Baptist Med Ctr Rfdg (MBIA Insd)..........         6.000%  05/01/13   $    1,525,845
                                                                                --------------

          MISSOURI  1.0%
 1,500    Cape Girardeau Cnty, MO Indl Dev Auth
          Hlthcare Fac Rev Southeast MO Hosp
          Assoc.....................................         5.625   06/01/27        1,543,920
 1,250    Cole Cnty, MO Indl Dev Auth Sr Living Fac
          Rev Lutheran Sr Svcs Heisinger Proj.......         5.500   02/01/35        1,290,188
 1,625    Jefferson Cnty, MO Reorg Sch Dist No R-6
          (FGIC Insd)...............................         5.625   03/01/20        1,756,658
 1,500    Kansas City, MO Met Cmnty Leasehold Jr
          College Impt & Rfdg (FGIC Insd)...........         5.500   07/01/17        1,630,020
 1,250    Saint Charles, MO Ctf Partn Ser B.........         5.500   05/01/18        1,313,800
                                                                                --------------
                                                                                     7,534,586
                                                                                --------------
          NEBRASKA  1.0%
 7,025    Nebraska Pub Pwr Dist Gen Ser A (AMBAC
          Insd).....................................         5.000   01/01/35        7,220,365
                                                                                --------------

          NEVADA  2.9%
 8,000    Clark Cnty, NV Arpt Rev Sub Lien Ser A-2
          (FGIC Insd)...............................         5.000   07/01/36        8,188,720
 5,165    Clark Cnty, NV Bd Bk (MBIA Insd)..........         5.000   06/01/32        5,277,545
 3,000    Clark Cnty, NV Indl Dev Rev Southwest Gas
          Corp Proj Ser A (AMT) (AMBAC Insd)........         5.250   07/01/34        3,094,590
 3,500    Clark Cnty, NV Indl Dev Rev Southwest Gas
          Corp Proj Ser D (AMT) (FGIC Insd).........         5.250   03/01/38        3,573,885
 1,500    Reno, NV Sr Lien Retrac Reno Trans Proj
          (AMBAC Insd)..............................         5.125   06/01/32        1,543,380
                                                                                --------------
                                                                                    21,678,120
                                                                                --------------
          NEW HAMPSHIRE  0.3%
 1,000    New Hampshire Hlth & Ed Fac Auth Rev
          Derryfield Sch............................         7.000   07/01/30        1,061,340
 1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMT) (AMBAC
          Insd).....................................         6.300   05/01/22        1,057,450
                                                                                --------------
                                                                                     2,118,790
                                                                                --------------
          NEW JERSEY  8.1%
 1,000    Bergen Cnty, NJ Impt Auth Sch Dist Rev
          Wyckoff Twp Brd Ed Proj...................         5.000   04/01/32        1,039,710
 5,650    Garden St Preservation Tr NJ Ser A (FSA
          Insd).....................................         5.250   11/01/19        6,097,367
 1,500    New Jersey Econ Dev Auth Cig Tax..........         5.750   06/15/34        1,569,900
 1,200    New Jersey Econ Dev Auth Cig Tax..........         5.750   06/15/29        1,261,908
 3,000    New Jersey Econ Dev Auth Rev Motor Vehicle
          Sur Rev Ser A (MBIA Insd).................         5.000   07/01/23        3,142,680

 22                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$25,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)......................         5.900%  03/15/21   $   29,355,750
 1,030    New Jersey Hlthcare Fac Fin Auth Rev Gen
          Hosp Ctr Passaic (Escrowed to Maturity)
          (FSA Insd)................................         6.000   07/01/06        1,049,889
 3,000    New Jersey St Ed Fac Auth Higher Ed Cap
          Impt Ser A (AMBAC Insd)...................         5.250   09/01/19        3,234,210
 1,835    New Jersey St Ed Fac Auth Higher Ed Cap
          Impt Ser A (AMBAC Insd)...................         5.250   09/01/21        1,969,726
   710    New Jersey St Tpk Auth Tpk Rev Ser A (MBIA
          Insd).....................................         6.000   01/01/11          788,760
   290    New Jersey St Tpk Auth Tpk Rev Ser A
          (Escrowed to Maturity) (MBIA Insd)........         6.000   01/01/11          322,602
 6,000    New Jersey St Tpk Auth Tpk Rev Ser C-1
          (AMBAC Insd)..............................         5.000   01/01/35        6,153,480
 2,095    New Jersey St Trans Tr Fd Auth Trans Sys
          Ser A.....................................         5.750   06/15/17        2,371,498
 1,250    Passaic Cnty, NJ Impt Auth Rev Preakness
          Hlthcare Ctr Proj (AMBAC Insd)............         5.000   05/01/30        1,287,163
                                                                                --------------
                                                                                    59,644,643
                                                                                --------------
          NEW MEXICO  0.2%
 1,250    Jicarilla, NM Apache Nation Rev Ser A
          (Acquired 10/23/2003, Cost $1,274,428)
          (e).......................................         5.500   09/01/23        1,316,450
                                                                                --------------

          NEW YORK  20.1%
 2,980    Erie Cnty, NY Tob Asset Securitization
          Corp Ser A................................         5.000   06/01/38        2,866,432
 2,725    Erie Cnty, NY Tob Asset Securitization
          Corp Ser A................................         5.000   06/01/45        2,592,238
 3,000    Metropolitan Trans Auth NY Commuter Fac
          Rev Ser A (Prerefunded @ 01/01/08) (MBIA
          Insd).....................................         5.625   07/01/27        3,194,610
 3,000    Metropolitan Trans Auth NY Rev Ser A Rfdg
          (AMBAC Insd)..............................         5.500   11/15/18        3,303,600
 6,000    Metropolitan Trans Auth NY Rev Ser A Rfdg
          (FSA Insd)................................         5.000   11/15/30        6,177,360
 2,500    Metropolitan Trans Auth NY Rev Ser A Rfdg
          (FGIC Insd)...............................         5.250   11/15/31        2,638,525
 5,700    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A (FSA Insd)..................         5.375   06/15/17        6,191,454
 3,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A (AMBAC Insd)................         5.000   06/15/35        3,081,120
 2,500    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser D.............................         5.000   06/15/39        2,562,050
 3,000    New York City Ser A Rfdg..................         7.000   08/01/06        3,087,570
   445    New York City Ser C.......................         7.000   08/15/08          446,393

See Notes to Financial Statements                                             23

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,850    New York City Ser G (Prerefunded @
          10/15/07).................................         5.875%  10/15/14   $    1,964,330
 2,000    New York City Ser H.......................         5.750   03/15/13        2,191,280
 1,700    New York City Ser I.......................         6.000   04/15/12        1,777,962
 3,300    New York City Ser I (Prerefunded @
          04/15/07).................................         6.000   04/15/12        3,468,597
16,930    New York City Trans Auth Trans Fac
          Livingston Plaza Proj Rfdg (Escrowed to
          Maturity) (FSA Insd)......................         5.400   01/01/18       18,736,431
 6,000    New York City Trans Future Tax Second Ser
          A Rfdg (b)................................  5.500/14.000   11/01/26        6,535,560
 5,305    New York City Trans Future Tax Second Ser
          C (AMBAC Insd)............................         5.250   08/01/20        5,706,535
 2,000    New York City Trans Future Tax Second Ser
          C (AMBAC Insd)............................         5.250   08/01/22        2,151,380
 4,545    New York City Trans Future Tax Second Ser
          D (MBIA Insd).............................         5.250   02/01/21        4,884,421
 2,875    New York Cnty Tob Tr IV Settlement Pass
          Thru Ser A................................         5.000   06/01/42        2,738,380
 2,875    New York Cnty Tob Tr IV Settlement Pass
          Thru Ser A................................         5.000   06/01/45        2,734,930
 2,500    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pgm Ser A (FSA Insd).............         5.500   05/15/25        2,626,750
 1,250    New York St Dorm Auth Lease Rev St Univ
          Dorm Fac Ser C (Prerefunded @ 07/01/09)
          (MBIA Insd)...............................         5.500   07/01/29        1,355,488
11,640    New York St Dorm Auth Rev City Univ Sys
          Ser C.....................................         7.500   07/01/10       12,777,926
 3,000    New York St Dorm Auth Rev Hosp (MBIA
          Insd).....................................         5.000   08/01/33        3,093,060
 2,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser D (MBIA Insd).........................         5.500   10/01/17        2,199,280
 3,000    New York St Dorm Auth Rev St Univ Ed Fac
          (Prerefunded @ 05/15/10) (FGIC Insd)......         5.750   05/15/24        3,320,580
 2,000    New York St Dorm Auth Rev St Univ Ed Fac
          1989 Res (MBIA Insd)......................         6.000   05/15/16        2,231,000
 1,500    New York St Environmental Fac Revolving Fd
          Ser C.....................................         5.000   07/15/21        1,576,830
 2,840    New York St Loc Govt Assistance Corp Ser E
          Rfdg......................................         6.000   04/01/14        3,236,975
 5,875    New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)......         5.375   11/01/20        5,922,411
 1,500    New York St Urban Dev Corp Rev Proj Cent
          for Indl Innovation Rfdg..................         5.500   01/01/13        1,642,335
 2,680    Port Auth NY & NJ Cons 119th Ser (AMT)
          (FGIC Insd)...............................         5.500   09/15/17        2,748,608
 3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
          JFK Intl Arpt Terminal 6 (AMT) (MBIA
          Insd).....................................         5.750   12/01/22        3,177,900

 24                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
          JFK Intl Arpt Terminal 6 (AMT) (MBIA
          Insd).....................................         5.750%  12/01/25   $    3,122,310
 7,750    Triborough Brdg & Tunl Auth NY Rev Rfdg
          (MBIA Insd)...............................         5.000   11/15/32        7,955,530
 1,700    Westchester, NY Tob Asset Securitization
          Corp......................................         5.125   06/01/38        1,683,969
                                                                                --------------
                                                                                   147,702,110
                                                                                --------------
          NORTH CAROLINA  5.0%
 2,000    Charlotte, NC Ctf Partn Convention Fac
          Proj Ser A Rfdg...........................         5.500   08/01/19        2,166,880
 4,000    North Carolina Eastern Muni Pwr Agy Pwr
          Sys Rev Ser D.............................         6.750   01/01/26        4,412,240
25,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Rfdg (MBIA Insd).................         6.000   01/01/12       28,048,000
 2,300    North Carolina Muni Pwr Agy Ser A (MBIA
          Insd).....................................         5.250   01/01/19        2,456,791
                                                                                --------------
                                                                                    37,083,911
                                                                                --------------
          NORTH DAKOTA  0.1%
   880    North Dakota St Hsg Fin Agy Rev Hsg Fin
          Pgm Home Mtg Fin Ser B (AMT) (MBIA
          Insd).....................................         5.500   07/01/29          886,723
                                                                                --------------

          OHIO  1.8%
 1,000    Cleveland, OH Muni Sch Dist (FSA Insd)....         5.250   12/01/23        1,069,400
 3,000    Columbus, OH City Sch Dist Sch Fac Constr
          & Impt (FSA Insd).........................         5.250   12/01/22        3,229,860
 2,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj......................................         7.500   01/01/30        2,225,480
 1,000    Delaware Cnty, OH Cap Fac (Prerefunded @
          12/01/10).................................         6.000   12/01/25        1,120,970
 1,000    Hamilton, OH One Renaissance Ctr Ser A
          (AMBAC Insd)..............................         5.500   11/01/16        1,099,890
 1,000    Lorain Cnty, OH Hosp Rev Catholic
          Hlthcare..................................         5.375   10/01/30        1,042,420
 2,000    Lorain, OH City Sch Dist Classroom Fac
          Impt (MBIA Insd)..........................         5.250   12/01/20        2,160,860
 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth
          Oblig Group Ser A.........................         6.000   11/15/32        1,061,770
                                                                                --------------
                                                                                    13,010,650
                                                                                --------------
          OKLAHOMA  1.2%
 1,505    Alva, OK Hosp Auth Hosp Rev Sales Tax
          (Radian Insd).............................         5.250   06/01/25        1,572,349
   700    Central, OK Trans & Pkg Auth Rev Pkg Sys
          (AMBAC Insd)..............................         5.000   07/01/18          733,306
 1,500    Jenks, OK Aquarium Auth Rev First Mtg
          (Prerefunded @ 07/01/10) (MBIA Insd)......         6.100   07/01/30        1,678,905

See Notes to Financial Statements                                             25

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          OKLAHOMA (CONTINUED)
$1,575    Oklahoma City, OK Arpt Tr Jr Lien 27th Ser
          B (AMT) (FSA Insd)........................         5.750%  07/01/16   $    1,677,722
 1,000    Oklahoma City, OK Pub Ppty Auth Hotel Tax
          Rev (FGIC Insd)...........................         5.250   10/01/29        1,065,610
 2,250    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
          (Prerefunded @ 11/01/09) (AMBAC Insd).....         6.250   11/01/22        2,498,603
                                                                                --------------
                                                                                     9,226,495
                                                                                --------------
          OREGON  2.1%
 5,350    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd).....................................         5.250   07/01/22        5,731,830
 5,060    Oregon St Dept Admin Ser C Rfdg (MBIA
          Insd).....................................         5.250   11/01/17        5,426,395
   830    Oregon St Vets Welfare Ser 76A............         6.050   10/01/28          838,242
 1,135    Portland, OR Swr Sys Rev Second Lien Ser A
          Rfdg (FSA Insd)...........................         5.250   06/01/19        1,220,829
 1,985    Portland, OR Urban Renewal & Redev
          Downtown Wtrfront Ser A (AMBAC Insd)......         5.750   06/15/16        2,185,981
                                                                                --------------
                                                                                    15,403,277
                                                                                --------------
          PENNSYLVANIA  5.5%
   230    Allegheny Cnty, PA San Auth Swr Rev (MBIA
          Insd).....................................         5.500   12/01/30          249,279
   575    Allegheny Cnty, PA Ser C-53 Rfdg (FGIC
          Insd).....................................         5.500   11/01/14          626,141
 4,680    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
          Insd).....................................          *      09/01/19        2,461,212
 3,295    Falls Twp, PA Hosp Auth Hosp Rev DE Vly
          Med Rfdg (FHA Gtd)........................         7.000   08/01/22        3,340,076
 1,000    Greensburg Salem, PA Sch Dist Rfdg (FGIC
          Insd).....................................         5.375   09/15/15        1,089,060
 2,250    Harrisburg, PA Auth Res Gtd Sub Ser D-2
          (FSA Insd)................................         5.000   12/01/33        2,394,743
 1,570    Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd)..............................          *      03/15/19          844,644
 1,385    Harrisburg, PA Cap Apprec Ser F Rfdg
          (AMBAC Insd)..............................          *      09/15/19          728,039
 1,210    Penn Cambria Sch Dist PA Cap Apprec (FGIC
          Insd).....................................          *      08/15/20          604,322
    60    Penn Hills, PA (Prerefunded @ 12/01/07)
          (FGIC Insd)...............................         5.900   12/01/17           63,293
 1,000    Pennsylvania St Higher Ed Fac Auth College
          & Univ Rev Bryn Mawr College (MBIA
          Insd).....................................         5.625   12/01/27        1,050,700
 1,000    Pennsylvania St Higher Ed Fac Auth Rev
          UPMC Hlth Sys Ser A.......................         6.250   01/15/18        1,104,170
 2,600    Philadelphia, PA Auth Indl Dev Lease Rev
          Ser B (FSA Insd)..........................         5.500   10/01/16        2,850,354
 1,000    Philadelphia, PA Auth Indl Dev
          Philadelphia Arpt Sys Proj Ser A (AMT)
          (FGIC Insd)...............................         5.125   07/01/19        1,036,470

 26                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$2,400    Philadelphia, PA Gas Wks Rev 1998 Gen
          Ordinance Fourth Ser (FSA Insd)...........         5.250%  08/01/22   $    2,546,328
 1,290    Philadelphia, PA Gas Wks Rev 18th Ser (AGL
          Insd).....................................         5.250   08/01/19        1,375,101
 4,570    Pittsburgh, PA Ser A (AMBAC Insd).........         5.500   09/01/16        4,957,902
 1,500    Pittsburgh, PA Ser A (Prerefunded @
          09/01/09) (FGIC Insd).....................         5.750   09/01/23        1,623,090
 2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A (Escrowed to Maturity)..............         6.000   12/01/13        2,196,360
 9,100    State Pub Sch Bldg Auth PA Sch Rev Lease
          Philadelphia Sch Dist Proj (FSA Insd).....         5.000   06/01/33        9,333,415
                                                                                --------------
                                                                                    40,474,699
                                                                                --------------
          SOUTH CAROLINA  4.1%
 2,275    Beaufort Cnty, SC Tax Increment New Riv
          Redev Proj Area (MBIA Insd) (a)...........         5.500   06/01/19        2,499,065
 2,375    Berkeley Cnty, SC Sch Dist Ctf Partn
          Berkeley Sch Fac Grp Inc (Escrowed to
          Maturity) (MBIA Insd).....................         5.250   02/01/16        2,410,364
 1,000    Chesterfield Cnty, SC Sch Dist (FSA
          Insd).....................................         5.375   03/01/18        1,080,560
 2,080    Laurens Cnty, SC Sch Dist No 55
          Installment Pur Rev.......................         5.250   12/01/30        2,117,398
 2,300    Medical Univ SC Hosp Auth Fac Rev Mtg Ser
          A Rfdg (MBIA Insd)........................         5.250   08/15/25        2,427,328
 1,840    Myrtle Beach, SC Hospitality Fee Rev Ser A
          (FGIC Insd) (a)...........................         5.375   06/01/21        1,988,194
 1,935    Myrtle Beach, SC Hospitality Fee Rev Ser A
          (FGIC Insd) (a)...........................         5.375   06/01/22        2,086,511
 1,000    Newberry Invtg in Newberry Cnty Sch Dist
          Proj......................................         5.000   12/01/30          995,710
 4,500    South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser A (AMBAC Insd).....         5.200   11/01/27        4,759,875
 3,750    South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser B (AMT) (AMBAC
          Insd).....................................         5.450   11/01/32        3,927,263
 5,000    South Carolina Trans Infrastructure Bk Rev
          Ser A (AMBAC Insd)........................         5.000   10/01/33        5,136,250
   525    Tobacco Settlement Rev Mgmt Auth SC Tob
          Settlement Rev Ser B......................         6.000   05/15/22          557,114
                                                                                --------------
                                                                                    29,985,632
                                                                                --------------

See Notes to Financial Statements                                             27

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          SOUTH DAKOTA  0.6%
$2,250    Deadwood, SD Ctf Partn (ACA Insd).........         6.375%  11/01/20   $    2,389,343
 1,000    South Dakota St Hlth & Ed Fac Auth Rev
          Childrens Care Hosp Rfdg..................         6.125   11/01/29        1,062,160
   985    South Dakota St Hlth & Ed Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)......         5.400   08/01/13        1,035,934
                                                                                --------------
                                                                                     4,487,437
                                                                                --------------
          TENNESSEE  0.9%
 1,750    Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev
          CDFI Phase 1 LLC Proj Ser A Rfdg..........         5.125   10/01/35        1,715,805
 3,500    Johnson City, TN Hlth & Ed Fac Brd Hosp
          Rev First Mtg Mtn States Rfdg (MBIA
          Insd).....................................         7.500   07/01/25        4,304,965
   410    Montgomery Cnty, TN Pub Impt Rfdg (FGIC
          Insd) (a).................................         5.500   05/01/16          450,356
                                                                                --------------
                                                                                     6,471,126
                                                                                --------------
          TEXAS  13.4%
 2,685    Beaumont, TX Wtrwks & Swr Sys (Prerefunded
          @ 09/01/10) (FGIC Insd) (a)...............         6.250   09/01/15        3,012,087
 5,425    Boerne, TX Indpt Sch Dist Bldg (PSF
          Gtd)......................................         5.000   02/01/35        5,542,017
   300    Brazos Cnty, TX Hlth Fac Dev Oblig Grp....         5.375   01/01/32          307,647
 4,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt
          Impt Rfdg Ser A (AMT) (FGIC Insd).........         5.500   11/01/31        4,170,920
 4,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser
          A (AMT) (FGIC Insd).......................         5.750   11/01/30        4,245,000
 1,000    Harris Cnty, TX Hlth Fac Dev Memorial
          Hermann Hlthcare Ser A (Prerefunded @
          06/01/11).................................         6.375   06/01/29        1,139,870
 2,000    Harris Cnty, TX Perm Impt & Rfdg..........         5.000   10/01/11        2,063,540
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)....................          *      08/15/18        2,262,122
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)....................          *      08/15/21          381,790
 4,000    Harris Cnty, TX Toll Rd Sub Lien Rfdg.....         5.000   08/01/33        4,037,720
 7,250    Harris Cnty-Houston, TX Sports Auth Spl
          Rev Jr Lien Ser B Rfdg (MBIA Insd)........         5.250   11/15/40        7,482,363
 1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (AMT) (FSA Insd)..........................         5.625   07/01/30        1,060,410
 5,105    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd).....         5.750   09/01/15        5,627,344
   225    Houston, TX Pub Impt & Rfdg (FSA Insd)....         5.750   03/01/15          245,804
 6,000    Houston, TX Util Sys Rev First Lien Ser A
          Rfdg (FSA Insd)...........................         5.250   05/15/21        6,410,280
 6,000    Houston, TX Util Sys Rev First Lien Ser A
          Rfdg (FGIC Insd)..........................         5.250   05/15/23        6,392,640
 2,750    Lower CO Riv Auth Transmission Contract
          Proj Corp (FGIC Insd).....................         5.000   05/15/33        2,797,135
 5,000    Mabank, TX Indpt Sch Dist (PSF Gtd).......         5.125   08/15/35        5,148,300

 28                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian Ser A...........................         7.500%  02/15/18   $    1,615,305
 1,100    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.......................         7.200   01/01/21        1,136,597
 1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.......................         7.250   01/01/31        1,546,395
 5,750    North Cent TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd)...............         5.250   08/15/32        5,978,218
 1,500    North Central, TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A...................         5.125   05/15/29        1,524,165
 2,165    San Antonio, TX Elec & Gas Rev Sys Rfdg...         5.375   02/01/16        2,333,004
 2,805    Tarrant Regl Wtr Dist TX Wtr Rev Impt Rfdg
          (FSA Insd)................................         5.250   03/01/19        3,001,855
 3,272    Texas Muni Pwr Agy Rev (AMBAC Insd).......          *      09/01/07        3,083,827
   253    Texas Muni Pwr Agy Rev (Escrowed to
          Maturity) (AMBAC Insd)....................          *      09/01/07          238,210
 1,610    Texas St Pub Ppty Fin Corp Rev Mental Hlth
          & Retardation Rfdg (FSA Insd).............         5.500   09/01/13        1,622,139
 2,750    Texas St Vets Housing Assistance Pgm Vet
          Ser B (AMT) (FHA/VA Gtd)..................         6.100   06/01/31        2,901,113
 1,000    Texas Tech Univ Rev Fin Sys Seventh Ser
          (MBIA Insd)...............................         5.000   08/15/25        1,031,590
 1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr
          Lien Ser B................................         5.250   07/15/17        1,585,800
 3,000    University of TX Univ Rev Fin Sys Ser A...         5.250   08/15/20        3,219,600
 2,500    University of TX Univ Rev Fin Sys Ser B...         5.250   08/15/20        2,683,000
 2,300    University of TX Univ Rev Fin Sys Ser C
          (Prerefunded @ 08/15/11)..................         5.375   08/15/19        2,507,713
                                                                                --------------
                                                                                    98,335,520
                                                                                --------------
          UTAH  0.2%
 1,000    Salt Lake Cnty, UT College Rev Westminster
          College Proj..............................         5.750   10/01/27        1,040,570
    50    Utah St Hsg Fin Agy Single Family Mtg
          Mezzanine Issue H1 (AMBAC Insd)...........         6.000   07/01/12           51,118
    90    Utah St Hsg Fin Agy Single Family Mtg Ser
          B Class 2 (AMT) (FHA/VA Gtd)..............         6.250   07/01/14           90,359
                                                                                --------------
                                                                                     1,182,047
                                                                                --------------
          VERMONT  0.4%
 2,700    University VT & St Agric College (MBIA
          Insd).....................................         5.000   10/01/40        2,771,064
                                                                                --------------

          VIRGINIA  1.0%
 1,320    Fairfax Cnty, VA Ctf Partn................         5.300   04/15/23        1,401,378
 1,100    Tobacco Settlement Fin Corp VA............         5.500   06/01/26        1,126,686
 4,920    Tobacco Settlement Fin Corp VA............         5.625   06/01/37        5,029,421
                                                                                --------------
                                                                                     7,557,485
                                                                                --------------

See Notes to Financial Statements                                             29

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          WASHINGTON  6.3%
$2,500    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).........................         5.500%  07/01/18   $    2,714,650
 5,360    Energy Northwest WA Elec Rev Proj No 3 Ser
          B Rfdg (FSA Insd).........................         6.000   07/01/16        6,050,046
 2,500    Goat Hill Ppty WA Lease Rev Govt Office
          Bldg Proj (MBIA Insd).....................         5.000   12/01/33        2,552,050
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)......         5.250   01/01/34        4,572,744
 8,000    Port Seattle, WA Rev Inter Lien Ser A Rfdg
          (MBIA Insd)...............................         5.000   03/01/35        8,212,640
 1,000    Port Seattle, WA Rev Ser B (AMT) (MBIA
          Insd).....................................         5.625   02/01/24        1,061,820
 1,435    Radford Ct Ppty WA Student Hsg Rev (MBIA
          Insd) (a).................................         6.000   06/01/15        1,594,342
 1,585    Radford Ct Ppty WA Student Hsg Rev (MBIA
          Insd) (a).................................         6.000   06/01/16        1,760,301
 1,000    Seattle, WA Muni Lt & Pwr Rev.............         5.625   12/01/18        1,065,760
 5,500    Seattle, WA Wtr Sys Rev (MBIA Insd).......         5.000   09/01/34        5,639,810
 1,250    Skagit Cnty, WA Pub Hosp Dist No 001
          Skagit Vly Hosp...........................         5.500   12/01/30        1,271,713
 2,100    Spokane, WA Pub Fac Dist Hotel (MBIA
          Insd).....................................         5.750   12/01/21        2,340,870
 1,000    Spokane, WA Pub Fac Dist Hotel Motel &
          Sales Use Tax (MBIA Insd).................         5.750   12/01/20        1,116,160
 3,000    Spokane, WA Pub Fac Dist Hotel Motel &
          Sales Use Tax (MBIA Insd).................         5.250   09/01/33        3,103,650
 1,350    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
          Insd).....................................         5.750   01/01/15        1,488,483
 1,650    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
          Insd).....................................         5.500   01/01/12        1,805,199
                                                                                --------------
                                                                                    46,350,238
                                                                                --------------
          WEST VIRGINIA  0.5%
 3,750    West Virginia Univ Rev Impt VA Univ Proj
          Ser C (FGIC Insd).........................         5.000   10/01/34        3,862,725
                                                                                --------------

          WISCONSIN  0.7%
 2,345    Appleton, WI Wtrwks Rev Rfdg (FGIC
          Insd).....................................         5.375   01/01/19        2,529,505
   510    Badger Tob Asset Securitization Corp WI...         6.375   06/01/32          543,456
 2,000    Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev Ser A Rfdg (MBIA Insd)......         5.500   12/15/20        2,261,140
                                                                                --------------
                                                                                     5,334,101
                                                                                --------------
          GUAM  0.8%
 5,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)......         5.250   10/01/34        6,088,376
                                                                                --------------

          PUERTO RICO  1.2%
 1,110    Puerto Rico Comwlth Aqueduct & Swr Auth
          Rev Rfdg (Comwlth Gtd)....................         5.000   07/01/15        1,129,880
 1,250    Puerto Rico Comwlth Hwy & Trans Ser K.....         5.000   07/01/45        1,250,863

 30                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          PUERTO RICO (CONTINUED)
$1,500    Puerto Rico Comwlth Infrastructure Fin
          Auth Spl Ser B............................         5.000%  07/01/41   $    1,506,750
 1,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Fin Auth Higher Ed
          Rev.......................................         5.375   02/01/19        1,021,670
 3,500    Puerto Rico Pub Bldg Auth Rev Gtd Govt Fac
          Ser I (Comwlth Gtd).......................         5.250   07/01/33        3,620,400
                                                                                --------------
                                                                                     8,529,563
                                                                                --------------
TOTAL LONG-TERM INVESTMENTS  155.3%
  (Cost $1,086,955,230)......................................................    1,142,520,976
TOTAL SHORT-TERM INVESTMENTS  1.6%
  (Cost $11,995,000).........................................................       11,995,000
                                                                                --------------
TOTAL INVESTMENTS  156.9%
  (Cost $1,098,950,230)......................................................    1,154,515,976
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%..................................       11,850,452

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (58.5%)..................     (430,410,839)
                                                                                --------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $  735,955,589
                                                                                ==============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) All or a portion of this security has been physically segregated in connection with open futures contracts.

(d) Security purchased on a when-issued or delayed delivery basis.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise .7% of net assets applicable to common shares.

ACA--American Capital Access

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

COMWLTH--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

See Notes to Financial Statements                                             31

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005 continued

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Permanent School Fund

RADIAN--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

  Future contracts outstanding as of October 31, 2005:

                                                                            UNREALIZED
                                                                           APPRECIATION/
SHORT CONTRACTS:                                              CONTRACTS    DEPRECIATION
U.S. Treasury Notes 5-Year Futures December 05 (Current
  Notional Value $105,891 per contract).....................    2,572       $3,431,090
                                                                -----       ----------

 32                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2005

ASSETS:
Total Investments (Cost $1,098,950,230).....................  $1,154,515,976
Cash........................................................          52,152
Receivables:
  Interest..................................................      16,976,621
  Investments Sold..........................................          15,000
Other.......................................................          17,635
                                                              --------------
    Total Assets............................................   1,171,577,384
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       3,234,855
  Investment Advisory Fee...................................         547,090
  Income Distributions--Common Shares.......................         127,351
  Other Affiliates..........................................          48,019
  Variation Margin on Futures...............................          40,187
Trustees' Deferred Compensation and Retirement Plans........         726,464
Accrued Expenses............................................         486,990
                                                              --------------
    Total Liabilities.......................................       5,210,956
Preferred Shares (including accrued distributions)..........     430,410,839
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $  735,955,589
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($735,955,589 divided by
  43,799,086 shares outstanding)............................  $        16.80
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 43,799,086 shares issued and
  outstanding)..............................................  $      437,991
Paid in Surplus.............................................     664,774,175
Net Unrealized Appreciation.................................      58,996,836
Accumulated Net Realized Gain...............................       9,710,385
Accumulated Undistributed Net Investment Income.............       2,036,202
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $  735,955,589
                                                              ==============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 17,200 issued with liquidation preference of
  $25,000 per share)........................................  $  430,000,000
                                                              ==============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $1,165,955,589
                                                              ==============

See Notes to Financial Statements                                             33

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2005

INVESTMENT INCOME:
Interest....................................................    $ 37,078,052
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       4,173,661
Preferred Share Maintenance.................................         732,320
Legal.......................................................          98,635
Trustees' Fees and Related Expenses.........................          94,949
Custody.....................................................          53,793
Other.......................................................         486,159
                                                                ------------
    Total Expenses..........................................       5,639,517
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 31,438,535
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 11,371,097
  Futures...................................................         (49,582)
                                                                ------------
Net Realized Gain...........................................      11,321,515
                                                                ------------
Net Unrealized Appreciation/Depreciation During the Period:
  Investments...............................................     (31,537,077)
  Futures...................................................       3,260,812
                                                                ------------
                                                                 (28,276,265)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(16,954,750)
                                                                ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................    $ (6,244,112)
                                                                ============
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................    $  8,239,673
                                                                ============

 34                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2005    OCTOBER 31, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 31,438,535        $ 29,746,899
Net Realized Gain/Loss..................................      11,321,515          (3,125,821)
Net Unrealized Appreciation/Depreciation During the
  Period................................................     (28,276,265)         11,324,268
Distributions to Preferred Shareholders:
  Net Investment Income.................................      (6,244,112)         (2,822,650)
  Net Realized Gain.....................................             -0-            (224,871)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................       8,239,673          34,897,825
Distributions to Common Shareholders:
  Net Investment Income.................................     (26,316,570)        (27,082,100)
  Net Realized Gain.....................................             -0-          (2,811,836)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................     (18,076,897)          5,003,889

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Acquired Through Merger.....     285,697,964                 -0-
                                                            ------------        ------------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................     267,621,067           5,003,889
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     468,334,522         463,330,633
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $2,036,202 and $2,902,640,
  respectively).........................................    $735,955,589        $468,334,522
                                                            ============        ============

See Notes to Financial Statements                                             35

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED OCTOBER 31,
                                         -----------------------------------------------------
                                           2005       2004       2003      2002 (a)     2001
                                         -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $  17.34    $ 17.15    $ 17.46    $ 17.51     $ 16.22
                                         --------    -------    -------    -------     -------
  Net Investment Income................      1.09       1.09       1.09       1.18        1.25
  Net Realized and Unrealized
    Gain/Loss..........................      (.48)       .31        .09        .18        1.24
  Common Share Equivalent of
Distributions Paid to Preferred
Shareholders:
    Net Investment Income..............      (.22)      (.10)      (.08)      (.10)       (.32)
    Net Realized Gain..................       -0-       (.01)      (.03)      (.07)        -0-
                                         --------    -------    -------    -------     -------
Total from Investment Operations.......       .39       1.29       1.08       1.19        2.17
Distributions Paid to Common
  Shareholders:
    Net Investment Income..............      (.93)     (1.00)     (1.07)     (1.03)       (.88)
    Net Realized Gain..................       -0-       (.10)      (.32)      (.21)        -0-
                                         --------    -------    -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD.....  $  16.80    $ 17.34    $ 17.15    $ 17.46     $ 17.51
                                         ========    =======    =======    =======     =======

Common Share Market Price at End of the
  Period...............................  $  14.61    $ 15.34    $ 15.58    $ 15.80     $ 14.94
Total Return (b).......................     1.31%      5.76%      7.60%     14.56%      16.85%
Net Assets Applicable to Common Shares
  at End of the Period (In millions)...  $  736.0    $ 468.3    $ 463.3    $ 471.6     $ 473.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)......     1.17%      1.27%      1.28%      1.41%       1.55%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (c)....................     6.51%      6.43%      6.40%      6.89%       7.37%
Portfolio Turnover.....................       25%        18%        23%        33%         29%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c).......      .74%       .80%       .82%       .89%        .98%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)....................     5.22%      5.82%      5.92%      6.30%       5.49%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.....    17,200     10,600     10,600     10,600      10,600
Asset Coverage Per Preferred Share
  (e)..................................  $ 67,812    $69,204    $68,721    $69,511     $69,623
Involuntary Liquidating Preference Per
  Preferred Share......................  $ 25,000    $25,000    $25,000    $25,000     $25,000
Average Market Value Per Preferred
  Share................................  $ 25,000    $25,000    $25,000    $25,000     $25,000

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .02%.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2005, the Trust had $3,234,855 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Trust utilized capital losses carried forward of $1,444,681.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 continued

    At October 31, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,097,605,904
                                                              ==============
Gross tax unrealized appreciation...........................  $   60,428,248
Gross tax unrealized depreciation...........................      (3,518,176)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   56,910,072
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                               2005         2004
Distributions paid from:
  Ordinary income...........................................  $96,040    $  142,534
  Long-term capital gain....................................      -0-     3,036,707
                                                              -------    ----------
                                                              $96,040    $3,179,241
                                                              =======    ==========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book to tax differences relating to merger costs and excise taxes which are not deductible for tax purposes totaling $187,334 and $10, respectively, were reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent difference relating to book to tax accretion differences totaling $5,705 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2005, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   105,209
Undistributed long-term capital gain........................   13,213,377

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, and gains or losses recognized for tax purposes on open futures transactions on October 31, 2005.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 continued

annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the advisory fee was reduced from .60% to .55%.

    For the year ended October 31, 2005, the Trust recognized expenses of approximately $44,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2005, the Trust recognized expenses of approximately $93,900 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2005 and 2004, paid in surplus related to common shares aggregated $664,774,175 and $399,273,758, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2005    OCTOBER 31, 2004
Beginning Shares........................................     27,013,149          27,013,149
Shares Issued Through Merger............................     16,785,937                 -0-
                                                             ----------          ----------
Ending Shares...........................................     43,799,086          27,013,149
                                                             ==========          ==========

    On October 7, 2005, the Trust acquired all of the assets and liabilities of the Van Kampen Municipal Income Trust (ticker symbol VMT) through a tax free reorganization approved by VMT shareholders on September 23, 2005. The Trust issued 16,785,937 common shares with a net asset value of $285,697,964 and 6,600 Auction Preferred Shares ("APS") with a liquidation value of $165,000,000, in exchange for VMT net assets. The shares of VMT Trust's were converted into Trust shares at a ratio of 0.585182 to 1 and 1 to 20, for common shares and APS, respectively. Net unrealized appreciation on VMT as of October 7, 2005 was $20,734,270. The Trust assumed VMT's book to tax accretion differences, which resulted in a $404,784 increase to accumulated undistributed net investment income and a corresponding

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 continued

decrease to net unrealized appreciation. Combined net assets applicable to common shares on the day of reorganization were $745,337,328 and net assets including preferred shares were $1,175,337,328. Included in these net assets was a Trustees deferred compensation balance of $255,898 and Trustees retirement plan balance of $74,816 which are included in accumulated undistributed net investment income. Also, included in these net assets were losses recognized for tax purposes on open futures transactions at October 7, 2005 of $561,213 which are included in accumulated net realized gain.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $191,813,169 and $239,811,984, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2005, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2004.............................      542
Futures Opened..............................................    5,368
Futures Closed..............................................   (3,338)
                                                               ------
Outstanding at October 31, 2005.............................    2,572
                                                               ======

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 continued

6. PREFERRED SHARES

The Trust has outstanding 17,200 Auction Preferred Shares ("APS") in seven series. Series A, B, and C contain 3,000 shares each, Series D contains 1,600 shares and Series E, F and G contain 2,200 shares each. Dividends are cumulative and the dividend rates are generally reset every 28 days through an auction process. The average rate in effect on October 31, 2005 was 2.687%. During the year ended October 31, 2005, the rates ranged from 1.500% to 3.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the Trust's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Municipals as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 20, 2005

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, EquiServe Trust Company, N.A., as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing EquiServe Trust Company, N.A., c/o Computershare Investor Services, P.O. Box 43010, Providence, Rhode Island 02940-3010. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43010
Providence, Rhode Island 02940-3010

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, IL 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2005. The Trust designated 99.7% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

RESULTS OF SHAREHOLDER VOTES

With regard to the approval of the issuance of additional common shares, a meeting was held on July 22, 2005, and the results of the votes for common shareholders is as follows:

                                                                   # OF SHARES
                                                     ---------------------------------------
                                                      IN FAVOR        AGAINST       WITHHELD
--------------------------------------------------------------------------------------------
                                                     12,895,539       692,014       847,678

The Annual Meeting of Shareholders of the Trust was held on October 28, 2005, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
David C. Arch.............................................  23,603,573            436,690
Jerry D. Choate...........................................  23,594,016            446,247
Howard J Kerr.............................................  23,589,979            450,284
Suzanne H. Woolsey........................................  23,603,873            436,390

The other trustees of the Trust whose terms did not expire in 2005 are Rod Dammeyer, Linda Hutton Heagy, R. Craig Kennedy, Jack E. Nelson, Hugo F. Sonnenschein and Wayne W. Whalen.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (60)            Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee       Trustee    Prior to January 1999,         70       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                since 1991  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute. Prior to
                                                       distributor of wire,                    January 2005, Trustee of
                                                       cable and communications                the University of Chicago
                                                       connectivity products.                  Hospitals and Health
                                                       Prior to July 2000,                     Systems. Prior to April
                                                       Managing Partner of                     2004, Director of
                                                       Equity Group Corporate                  TheraSense, Inc. Prior to
                                                       Investment (EGI), a                     January 2004, Director of
                                                       company that makes                      TeleTech Holdings Inc.
                                                       private investments in                  and Arris Group, Inc.
                                                       other companies.                        Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)       Trustee       Trustee    Managing Partner of            70       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (53)         Trustee       Trustee    Director and President of      70       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                             since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)           Trustee       Trustee    President of Nelson            70       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee       Trustee    Chief Communications           70       Trustee/Director/Managing
(63)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)         Trustee      Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Morgan Stanley and
                                                                   Morgan Stanley & Co. Incorporated. Managing Director and
                                                                   Director of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

Amy R. Doberman (43)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICERS INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of July 18, 2005, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Fund's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Trust for Investment Grade Municipals

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Trust for Investment Grade Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Trust for Investment Grade Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  VGM ANR 1/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-03008P-Y10/05

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in March 2005 and a third time in August 2005 and a fourth time in September 2005. All four editions of Exhibit B are attached. Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d) Not applicable.

(e) Not applicable.

(f)

      (1)   The Trust's Code of Ethics is attached hereto as Exhibit 12A.

      (2)   Not applicable.

      (3)   Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2005                                 REGISTRANT      COVERED ENTITIES(1)
  AUDIT FEES.....................    $   32,350                   N/A

  NON-AUDIT FEES
            AUDIT-RELATED FEES...    $      400      $        321,000(2)
            TAX FEES.............    $    1,600(3)   $              0
            ALL OTHER FEES.......    $        0      $              0
  TOTAL NON-AUDIT FEES..........     $    2,000      $        321,000

  TOTAL..........................    $   34,350      $        321,000

2004                                 REGISTRANT      COVERED ENTITIES(1)
  AUDIT FEES.....................    $   29,480                   N/A

  NON-AUDIT FEES
            AUDIT-RELATED FEES...    $      370      $        198,000(2)
            TAX FEES.............    $    1,550(3)   $              0
            ALL OTHER FEES.......    $        0      $              0
  TOTAL NON-AUDIT FEES...........    $    1,920      $        198,000

  TOTAL..........................    $   31,400      $        198,000

-------------

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

               AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.    STATEMENT OF PRINCIPLES

      The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

      The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

      For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

      The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

      The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

-----------------

(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

      The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

      The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.    DELEGATION

      As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.    AUDIT SERVICES

      The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

      In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

      The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.    AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

      The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.    TAX SERVICES

      The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

      Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.    ALL OTHER SERVICES

      The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

      The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.    PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

      Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.    PROCEDURES

      All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.    ADDITIONAL REQUIREMENTS

      The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.   COVERED ENTITIES

      Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

      -     Van Kampen Investments Inc.

      -     Van Kampen Asset Management

      -     Van Kampen Advisors Inc.

      -     Van Kampen Funds Inc.

      -     Van Kampen Investor Services Inc.

      -     Morgan Stanley Investment Management Inc.

      -     Morgan Stanley Trust Company

      -     Morgan Stanley Investment Management Ltd.

      -     Morgan Stanley Investment Management Company

      -     Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only for reports covering fiscal years on or after December 31, 2005.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Trust For Investment Grade Municipals

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 19, 2005

By: /s/ Phillip G. Goff
    ---------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: December 19, 2005